SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 4, 1997



                         WESTERN MICRO TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)



          California                   0-11560                 94-2414428
 ----------------------------        ------------         ---------------------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)             File Number)         Identification Number)



     254 East Hacienda Avenue, Campbell, CA                       95008
     ---------------------------------------                   ----------
     (Address of principal executive offices)                  (Zip Code)


                                 (408) 379-0177
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.   Other Events.
          ------------

     On June 4, 1997, Western Micro Technology, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Exhibits.

               99.1     Press Release dated June 4, 1997.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 4, 1997
                                      WESTERN MICRO TECHNOLOGY, INC.



                                      By        /s/ James W. Dorst
                                         --------------------------------------
                                                    James W. Dorst
                                              Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


      Exhibit No.                 Description
      -----------                 -----------

         99.1            Press Release dated June 4, 1997.


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